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Exhibit 99.2

IAC/InterActiveCorp
Q3 2003 Earnings
Supplemental Financial Information and Metrics
As filed with the Securities and Exchange Commission on November 5, 2003

Table of Contents

Page(s)
Financial Information:
Segment Results	1 - 5
Operating Metrics:
Gross Transaction Value	6
IAC Travel	7
Electronic Retailing	8
Ticketing and Personals	9
Financial Services & Real Estate	10

IAC/InterActiveCorp
Segment Results
$ in millions, rounding differences may exist

	Q1 2003
	Revenue	Operating Expenses, excl. D&A & merger costs	Depreciation	Cable distribution fees	Operating Income before Amortization	Amortization of non-cash items	Merger costs (a)	Pro Forma Adjustments	Operating Income
IAC Travel	545.1	(432.0)	(9.4)	—	103.7	(31.8)	(2.0)	—	69.9
Electronic Retailing:
HSN U.S. (b)	415.0	(354.2)	(11.7)	(14.0)	35.1	(12.2)	—	—	22.9
HSN International	115.2	(97.5)	(2.8)	—	15.0	(0.4)	—	—	14.6

Total Electronic Retailing	530.2	(451.7)	(14.5)	(14.0)	50.1	(12.5)	—	—	37.6
Ticketing	195.1	(146.0)	(7.7)	—	41.4	(7.0)	(0.1)	—	34.3
Personals	40.9	(36.1)	(2.1)	—	2.7	(2.1)	—	—	0.6
Local Services	8.4	(14.1)	(1.1)	—	(6.8)	(12.6)	—	—	(19.4)
Teleservices	70.8	(63.4)	(5.5)	—	1.9	—	—	—	1.9
Interactive Development	—	(1.1)	0.0	—	(1.1)	(1.1)	—	—	(2.1)
Corporate expense and other adjustments	—	(11.5)	(1.8)	—	(13.3)	(5.7)	—	—	(19.0)
Disengagement expenses(c)	—	(4.5)	—	—	(4.5)	—	—	—	(4.5)
Intersegment Elimination	(3.7)	3.4	—	—	(0.3)	—	—	—	(0.3)

TOTAL	$1,386.7	$(1,156.7)	$(42.2)	$(14.0)	$173.9	$(72.9)	$—	$—	$99.0

						Other income, net			(229.6)

						Earnings (loss) from continuing operations before income taxes and minority interest			(130.6)
						Income tax benefit (expense)			54.2
						Minority interest			(25.7)

						Earnings (loss) from continuing operations			(102.2)
						Discontinued operations			(4.6)

						Earnings (loss) before preferred dividend			(106.8)
						Preferred dividend			(3.3)

						Net income (loss) available to common shareholders			$(110.1)

	Q2 2003
	Revenue	Operating Expenses, excl. D&A & merger costs	Depreciation	Cable distribution fees	Operating Income before Amortization	Amortization of non-cash items	Merger costs (a)	Pro Forma Adjustments	Operating Income
IAC Travel	653.4	(511.3)	(9.6)	—	132.5	(35.3)	(8.4)	—	88.7
Electronic Retailing:
HSN U.S. (b)	404.4	(333.6)	(11.2)	(14.8)	44.7	(12.2)	—	—	32.6
HSN International	122.8	(113.2)	(2.8)	—	6.8	(0.3)	—	—	6.5

Total Electronic Retailing	527.1	(446.8)	(14.0)	(14.8)	51.5	(12.5)	—	—	39.0
Ticketing	187.5	(144.1)	(7.3)	—	36.1	(7.9)	—	—	28.2
Personals	48.2	(35.1)	(2.9)	—	10.2	(2.6)	—	—	7.6
Local Services	45.2	(48.4)	(1.1)	—	(4.3)	(14.9)	—	—	(19.2)
Teleservices	69.5	(62.2)	(5.6)	—	1.7	—	—	—	1.7
Interactive Development	—	(1.2)	(0.0)	—	(1.2)	(1.1)	—	—	(2.2)
Corporate expense and other adjustments	—	(17.1)	(1.1)	—	(18.2)	(8.4)	—	—	(26.6)
Disengagement expenses(c)	—	(4.9)	—	—	(4.9)	—	—	—	(4.9)
Intersegment Elimination	(4.4)	4.0	—	—	(0.5)	—	—	—	(0.5)

TOTAL	$1,526.5	$(1,267.1)	$(41.7)	$(14.8)	$202.9	$(82.7)	$(8.4)	$—	$111.8

						Other income, net			26.3

						Earnings (loss) from continuing operations before income taxes and minority interest			138.0
						Income tax benefit (expense)			(51.7)
						Minority interest			(28.4)

						Earnings (loss) from continuing operations			57.9
						Discontinued operations			38.3

						Earnings (loss) before preferred dividend			96.2
						Preferred dividend			(3.3)

						Net income (loss) available to common shareholders			$92.9

Please see page 5 for footnote explanations

IAC/InterActiveCorp
Segment Results
$ in millions, rounding differences may exist

	Q3 2003
	Revenue	Operating Expenses, excl. D&A & merger costs	Depreciation	Cable distribution fees	Operating Income before Amortization	Amortization of non-cash items	Merger costs (a)	Pro Forma Adjustments	Operating Income
IAC Travel	734.3	(581.3)	(15.5)	—	137.5	(56.5)	(0.9)	—	80.1
Electronic Retailing:
HSN U.S. (b)	423.0	(349.8)	(10.9)	(16.7)	45.6	(13.2)	—	—	32.4
HSN International	103.0	(98.3)	(2.7)	(0.1)	1.9	(0.3)	—	—	1.6

Total Electronic Retailing	526.0	(448.2)	(13.6)	(16.7)	47.5	(13.6)	—	—	34.0
Ticketing	177.6	(138.0)	(7.2)	—	32.3	(7.7)	—	—	24.7
Personals	48.3	(34.8)	(3.7)	—	9.8	(5.4)	—	—	4.4
Local Services	29.2	(44.9)	(1.7)	—	(17.5)	(13.8)	—	—	(31.3)
Financial Services & Real Estate	24.4	(21.1)	(0.4)	—	2.9	(7.8)	—	—	(4.9)
Teleservices	75.8	(66.3)	(7.2)	—	2.3	—	—	—	2.3
Interactive Development	—	(0.8)	(0.0)	—	(0.8)	—	—	—	(0.8)
Corporate expense and other adjustments	—	(16.4)	(1.2)	—	(17.6)	(75.2)	—	—	(92.8)
Disengagement expenses (c)	—	(4.8)	—	—	(4.8)	—	—	—	(4.8)
Intersegment Elimination	(5.2)	5.2	—	—	—	—	—	—

TOTAL	$1,610.3	$(1,351.3)	$(50.5)	$(16.7)	$191.7	$(179.9)	$(0.9)	$—	$10.9

						Other income, net			32.8

						Earnings (loss) from continuing operations before income taxes and minority interest			43.7
						Income tax benefit (expense)			(13.1)
						Minority interest			(8.3)

						Earnings (loss) from continuing operations			22.3
						Discontinued operations			(0.3)

						Earnings (loss) before preferred dividend			22.0
						Preferred dividend			(3.3)

						Net income (loss) available to common shareholders			$18.7

Please see page 5 for footnote explanations

IAC/InterActive Corp
Segment Results
$ in millions, rounding differences may exist

	Q1 2002
	Revenue	Operating Expenses, excl. D&A & merger costs	Depreciation	Cable distribution fees	Operating Income before Amortization	Amortization of non-cash items	Merger costs (a)	Pro Forma Adjustments (d)	Operating Income
IAC Travel	281.7	(221.4)	(4.7)	—	55.7	(16.3)	—	(7.7)	31.6
Electronic Retailing:
HSN U.S. (b)	395.4	(338.7)	(12.0)	(12.3)	32.5	(0.1)	—	—	32.4
HSN International	64.9	(68.7)	(1.0)	(0.7)	(5.5)	—	—	—	(5.5)

Total Electronic Retailing	460.3	(407.3)	(13.0)	(13.0)	27.0	(0.1)	—	—	26.9
Ticketing	153.4	(122.1)	(7.3)	—	24.0	(2.5)	—	—	21.5
Personals	25.4	(18.5)	(1.2)	—	5.6	(2.7)	—	—	2.9
Local Services	7.3	(15.2)	(2.5)	—	(10.4)	(12.1)	—	—	(22.5)
Teleservices	69.2	(62.6)	(8.7)	—	(2.0)	—	—	—	(2.0)
Interactive Development	—	(0.3)	—	—	(0.3)	—	—	—	(0.3)
Corporate expense and other adjustments	—	(9.0)	(1.3)	—	(10.2)	(2.1)	—	—	(12.3)
Disengagement expenses (c)	—	(11.5)	—	—	(11.5)	—	—	—	(11.5)
Intersegment Elimination	(3.2)	2.2	—	—	(0.9)	4.1	—	—	3.1

TOTAL	$994.1	$(865.7)	$(38.6)	$(13.0)	$76.8	$(31.8)	$—	$(7.7)	$37.3

						Other income, net			(16.8)

						Earnings (loss) from continuing operations before income taxes and minority interest			20.6
						Income tax benefit (expense)			(17.8)
						Minority interest			3.2

						Earnings (loss) from continuing operations before cumulative effect of accounting change			5.9
						Discontinued operations			20.0

						Earnings (loss) before cumulative effect of accounting change			25.9
						Cumulative effect of accounting change			(461.4)

						Earnings (loss) before preferred dividend			(435.5)
						Preferred dividend			(2.0)

						Net income (loss) available to common shareholders			$(437.5)

	Q2 2002
	Revenue	Operating Expenses, excl. D&A & merger costs	Depreciation	Cable distribution fees	Operating Income before Amortization	Amortization of non-cash items	Merger costs (a)	Pro Forma Adjustments (d)	Operating Income
IAC Travel	379.1	(304.1)	(5.9)	—	69.2	(24.9)	—	—	44.2
Electronic Retailing:
HSN U.S. (b)	375.3	(313.4)	(13.6)	(12.5)	35.8	(0.1)	—	—	35.7
HSN International (e)	70.9	(92.7)	(1.5)	(0.6)	(23.8)	(0.0)	—	—	(23.8)

Total Electronic Retailing	446.3	(406.1)	(15.1)	(13.1)	12.0	(0.1)	—	—	11.8
Ticketing	175.4	(134.2)	(6.6)	—	34.7	(2.9)	—	—	31.7
Personals	29.7	(20.0)	(2.0)	—	7.7	(1.0)	—	—	6.7
Local Services	7.6	(13.3)	(1.7)	—	(7.4)	(12.1)	—	—	(19.5)
Teleservices (f)	71.8	(70.5)	(8.4)	—	(7.0)	(22.2)	—	—	(29.3)
Interactive Development	—	(0.5)	—	—	(0.5)	(0.7)	—	—	(1.2)
Corporate expense and other adjustments	—	(10.3)	(1.0)	—	(11.3)	(1.5)	—	—	(12.8)
Disengagement expenses (c)	—	(6.2)	—	—	(6.2)	—	—	—	(6.2)
Intersegment Elimination	(2.8)	2.2	—	—	(0.5)	0.0	—	—	(0.5)

TOTAL	$1,107.1	$(962.9)	$(40.6)	$(13.1)	$90.5	$(65.6)	$—	$—	$24.9

						Other income, net			(85.2)
						Earnings (loss) from continuing operations before income taxes and minority interest			(60.3)

						Income tax benefit (expense)			(21.6)
						Minority interest			(15.3)

						Earnings (loss) from continuing operations			(97.2)
						Gain on VUE transaction			2,378.3
						Discontinued operations			(7.3)

						Earnings (loss) before preferred dividend			2,273.8
						Preferred dividend			(3.3)

						Net income (loss) available to common shareholders			$2,270.6

Please see page 5 for footnote explanations

IAC/InterActiveCorp
Segment Results
$ in millions, rounding differences may exist

	Q3 2002
	Revenue	Operating Expenses, excl. D&A & merger costs	Depreciation	Cable distribution fees	Operating Income before Amortization	Amortization of non-cash items	Merger costs(a)	Pro Forma Adjustments(d)	Operating Income
IAC Travel	459.3	(369.4)	(5.9)	—	83.9	(29.7)	(1.6)	—	52.7
Electronic Retailing:
HSN U.S.(b)	370.9	(304.2)	(13.6)	(12.6)	40.4	(25.1)	—	—	15.3
HSN International(g)	78.7	(108.9)	(2.6)	—	(32.7)	(2.8)	—	—	(35.5)

Total Electronic Retailing	449.6	(413.1)	(16.2)	(12.6)	7.7	(27.9)	—	—	(20.2)
Ticketing	162.2	(128.6)	(7.6)	—	25.9	(3.0)	—	—	22.9
Personals	33.5	(26.6)	(2.2)	—	4.8	(1.0)	—	—	3.7
Local Services	7.6	(12.7)	(1.7)	—	(6.8)	(12.1)	(1.4)	—	(20.3)
Teleservices	75.3	(64.5)	(9.6)	—	1.2	—	—	—	1.2
Interactive Development	—	(0.6)	—	—	(0.6)	(1.1)	—	—	(1.7)
Corporate expense and other adjustments	—	(11.8)	(3.4)	—	(15.2)	(1.5)	—	—	(16.7)
Disengagement expenses(c)	—	(4.7)	—	—	(4.7)	—	—	—	(4.7)
Intersegment Elimination	(2.3)	2.0	—	—	(0.3)	(0.0)	—	—	(0.3)

TOTAL	$1,185.2	$(1,030.0)	$(46.7)	$(12.6)	$95.9	$(76.3)	$(3.0)	$—	$16.6

						Other income, net			10.0

						Earnings (loss) from continuing operations before income taxes and minority interest			26.6
						Income tax benefit (expense)			(36.1)
						Minority interest			(17.2)

						Earnings (loss) from continuing operations			(26.6)
						Discontinued operations			(6.7)

						Earnings (loss) before preferred dividend			(33.4)
						Preferred dividend			(3.3)

						Net income (loss) available to common shareholders			$(36.6)

	Q4 2002
	Revenue	Operating Expenses, excl. D&A & merger costs	Depreciation	Cable distribution fees	Operating Income before Amortization	Amortization of non-cash items	Merger costs(a)	Pro Forma Adjustments(d)	Operating Income
IAC Travel	479.3	(400.3)	(7.9)	—	71.0	(20.9)	(0.7)	—	49.4
Electronic Retailing:
HSN U.S.(b)	471.6	(388.4)	(13.8)	(15.0)	54.4	(7.2)	—	—	47.2
HSN International	94.4	(91.6)	(2.4)	—	0.5	2.1	—	—	2.6

Total Electronic Retailing	566.0	(480.0)	(16.2)	(15.0)	54.8	(5.1)	—	—	49.7
Ticketing	164.3	(133.3)	(7.6)	—	23.5	(2.7)	—	—	20.8
Personals	37.2	(24.7)	(2.2)	—	10.3	(1.0)	—	—	9.3
Local Services	8.3	(14.3)	(1.7)	—	(7.7)	(12.1)	(4.2)	—	(24.0)
Teleservices(h)	77.9	(64.8)	(9.3)	—	3.8	—	—	—	3.8
Interactive Development	—	(1.1)	—	—	(1.1)	(1.1)	—	—	(2.2)
Corporate expense and other adjustments	—	(17.4)	(1.4)	—	(18.7)	(4.4)	—	—	(23.1)
Disengagement expenses(c)	—	(9.3)	—	—	(9.3)	—	—	—	(9.3)
Intersegment Elimination	(3.0)	2.4	—	—	(0.6)	—	—	—	(0.6)

TOTAL	$1,330.0	$(1,142.8)	$(46.4)	$(15.0)	$125.9	$(47.2)	$(4.9)	$—	$73.7
						Other income			52.6

						Earnings (loss) from continuing operations before income taxes and minority interest			126.3
						Income tax benefit (expense)			10.4
						Minority interest			(16.8)

						Earnings (loss) from continuing operations			119.9
						Discontinued operations			28.2

						Earnings (loss) before preferred dividend			148.1
						Preferred dividend			(3.3)

						Net income (loss) available to common shareholders			$144.9

Please see page 5 for footnote explanations

	FY 2002
	Revenue	Operating Expenses, excl. D&A & merger costs	Depreciation	Cable distribution fees	Operating Income before Amortization	Amortization of non-cash items	Merger costs (a)	Pro Forma Adjustments	Operating Income
IAC Travel	1,599.4	(1,295.2)	(24.4)	—	279.8	(91.9)	(2.3)	(7.7)	177.9
Electronic Retailing:
HSN U.S. (b)	1,613.2	(1,344.7)	(53.0)	(52.4)	163.1	(32.6)	—	—	130.5
HSN International	309.0	(361.8)	(7.5)	(1.3)	(61.6)	(0.7)	—	—	(62.3)

Total Electronic Retailing	1,922.2	(1,706.5)	(60.5)	(53.7)	101.5	(33.3)	—	—	68.2
Ticketing	655.3	(518.1)	(29.1)	—	108.1	(11.1)	—	—	96.9
Personals	125.8	(89.7)	(7.7)	—	28.4	(5.8)	—	—	22.6
Local Services	30.8	(55.5)	(7.6)	—	(32.3)	(48.3)	(5.6)	—	(86.3)
Teleservices	294.1	(262.4)	(35.9)	—	(4.1)	(22.2)	—	—	(26.4)
Interactive Development	—	(2.6)	—	—	(2.6)	(2.9)	—	—	(5.4)
Corporate expense and other adjustments	—	(48.5)	(7.0)	—	(55.5)	(9.4)	—	—	(64.9)
Disengagement expenses (c)	—	(31.8)	—	—	(31.8)	—	—	—	(31.8)
Intersegment Elimination	(11.3)	8.9	—	—	(2.4)	4.1	—	—	1.7

TOTAL	$4,616.4	$(4,001.3)	$(172.3)	$(53.7)	$389.1	$(220.9)	$(7.9)	$(7.7)	$152.6

						Other income, net			(39.4)

						Earnings (loss) from continuing operations before income taxes and minority interest			113.2
						Income tax benefit (expense)			(65.1)
						Minority interest			(46.1)

						Earnings (loss) from continuing operations before cumulative effect of accounting change			2.0
						Gain on VUE transaction			2,378.3
						Discontinued operations			34.2

						Earnings (loss) before cumulative effect of accounting change			2,414.5
						Cumulative effect of accounting change			(461.4)

						Earnings (loss) before preferred dividend			1,953.1
						Preferred dividend			(11.8)

						Net income (loss) available to common shareholders			$1,941.3

(a)
Merger costs incurred by Expedia, Hotels.com and Ticketmaster for investment banking, legal and accounting fees were related directly to the mergers and are treated as non-recurring for calculating Operating Income before Amortization and Adjusted Net Income. These costs were incurred solely in relation to the mergers, but may not be capitalized since Expedia, Hotels.com and Ticketmaster were considered the targets in the transaction for accounting purposes. These costs do not directly benefit operations in any manner, would not normally be recorded by IAC if not for the fact it already consolidated these entities, and are all related to the same transaction, as IAC simultaneously announced its intention to commence in exchange offers for the companies in 2002. The majority of costs are for advisory services provided by investment bankers, and the amounts incurred in 2003 were pursuant to the same fee letters entered into by each company in 2002. Given these factors, IAC believes it is appropriate to consider these costs as one-time. Operating Income before Amortization by segment is presented before one-time items.

(b)
HSN U.S. includes results from IDL, which was previously included in HSN International. HSN U.S. revenue is shown net of disengagement related sales rebates.
(c)
Disengagement expenses relate to incremental costs in the disengagement markets to obtain carriage lost due to disengagement and marketing activities primarily to inform viewers of new channel positioning for the HSN service.
(d)
Pro forma adjustments to 2002 represent the impact of IAC's initial acquisition of a majority stake in Expedia which occurred in February 2002.
(e)
HSN International includes charges of $17.8 million in Q2 2002 related to the shutdown of HSN's Spanish language service.
(f)
Teleservices includes charges of $9.3 million in Q2 2002 related principally to the closure of certain of PRC's call centers as well as $22.2 million of goodwill impairment.
(g)
HSN International includes a $31.4 million charge related to the shut-down of HSN's operations in Italy.
(h)
PRC includes a reversal of $5.9 million due to a favorable outcome related to the closure of a call center and excess purchase accounting reserve.

IAC/InterActiveCorp
Gross Transaction Value
$ in millions

			2002					2003
	FYE 12/31/00	FYE 12/31/01	Q1	Q2	Q3	Q4	FYE 12/31	Q1	Q2	Q3	Q4	FYE 12/31
Total Gross Transaction Value ("GTV")	$4,963	$9,011	$2,818	$3,254	$3,394	$3,475	$12,942	$4,166	$4,434	$4,515
Interactive GTV (a)	$4,734	$6,717	$2,254	$2,667	$2,839	$2,868	$10,627	$3,568	$3,853	$3,956
% of Total	95%	75%	80%	82%	84%	83%	82%	86%	87%	88%
Internet GTV (b)	$3,100	$5,020	$1,838	$2,224	$2,337	$2,259	$8,658	$2,913	$3,211	$3,323
% of Total	62%	56%	65%	68%	69%	65%	67%	70%	72%	74%
International GTV	$605	$1,036	$319	$433	$526	$572	$1,851	$700	$795	$808
% of Total	14%	11%	11%	13%	16%	16%	14%	17%	18%	18%
(a)
Interactive GTV is defined as GTV which was generated from the TV or PC from HSN, HSN.com, Ticketmaster.com, Hotels.com, Expedia, Personals, TV Travel Shop, Interval, Entertainment.com and LendingTree.
(b)
Internet GTV is defined as GTV which was generated online from HSN.com, Ticketmaster.com, Hotels.com, Expedia, Personals, Interval, Entertainment.com and LendingTree.

IAC/InterActiveCorp

IAC Travel

	2002					2003
	Q1	Q2	Q3	Q4	FYE 12/31	Q1	Q2	Q3	Q4	FYE 12/31
Gross Bookings(mm)(a)(b)
Domestic	$1,247	$1,496	$1,629	$1,570	$5,942	$2,004	$2,257	$2,316
International	87	137	223	174	621	300	323	388

Total	$1,334	$1,633	$1,852	$1,744	$6,563	$2,304	$2,580	$2,704
Packages Revenue(mm)(a)	$26	$42	$50	$47	$164	$60	$77	$88
Number of Transactions(mm)(a)(c)	3.5	4.4	5.2	4.8	18.0	5.6	6.7	7.3
Interval(d)
Members (000s)	N/A	N/A	1,471	1,500	N/A	1,522	1,547	1,578
Exchange Confirmations (000s)	N/A	N/A	167	151	N/A	225	202	190
Share of communications online	N/A	N/A	9.6%	10.3%	N/A	13.2%	12.3%	15.7%

(a)
Pro forma for Expedia as of January 1, 2002 and includes actual results for TVTS and Interval which IAC acquired on May 1, 2002 and September 24, 2002, respectively.

(b)
Total retail value of transactions booked during a specified time period, including taxes and fees, for both agency and merchant transactions.

(c)
The count of purchases for a given day net of cancellations. Includes agency and merchant sales. Package transactions are counted as 1 transaction even though the purchase consists of multiple components (ie. air, car, hotel)

(d)
IAC acquired Interval on September 24, 2002. Metrics include full quarter for Q3 2002.

IAC/InterActiveCorp
Electronic Retailing
In millions except per unit

			2002					2003
	FYE 12/31/00(a)	FYE 12/31/01(a)	Q1	Q2	Q3	Q4	FYE 12/31	Q1	Q2	Q3	Q4	FYE 12/31
HSN- U.S.
Units shipped (b)	36.4	39.8	9.8	9.5	9.3	11.1	39.7	10.4	9.9	9.8
Gross profit %	34.9%	34.0%	35.4%	38.4%	38.1%	36.8%	37.1%	36.5%	38.6%	37.7%
Return rate	19.5%	18.8%	18.9%	18.7%	18.4%	18.1%	18.5%	18.0%	18.3%	17.5%
Product mix (c):
Home Hard Goods	N/A	28%	28%	22%	23%	30%	26%	24%	24%	26%
Home Fashions	N/A	11%	12%	13%	15%	13%	13%	15%	12%	16%
Jewelry	N/A	25%	24%	26%	25%	25%	25%	22%	24%	23%
Health/Beauty	N/A	20%	23%	23%	22%	22%	22%	27%	28%	26%
Apparel/Accessories	N/A	16%	13%	16%	15%	12%	14%	12%	12%	9%
Average Price Point	$47.50	$46.54	$44.62	$43.38	$43.65	$46.79	$44.71	$43.98	$45.15	$47.50
HSN total homes (end of period) (d)	77.1	83.0	74.9	77.1	77.8	78.8	78.8	79.5	79.2	79.7
HSN FTEs (end of period) (d)(e)	62.9	68.5	65.6	67.7	67.8	68.7	68.7	69.8	69.8	70.2
America's Store FTE's (end of period)	8.6	12.3	10.2	11.1	8.7	9.0	9.0	9.6	8.8	13.9
HSN.com % of Sales	3%	8%	11%	11%	11%	13%	12%	14%	14%	14%
HSN International (Households as of end of period) (ownership % as of 9/30/03 in parentheses)
HSE Germany (includes Austria and Switzerland) (90%)	29.3	29.7	29.8	30.2	30.4	30.8	30.8	30.9	31.4	31.9
TVSN (China) (21%)	N/A	64.0	80.0	80.0	64.0	64.0	64.0	64.0	64.0	64.0
Shop Channel (Japan) (30%)	9.2	11.6	11.9	13.1	13.6	14.4	14.4	14.9	15.5	15.9
Euvia:
Euvia Travel (49%)	N/A	28.8	26.3	27.5	27.5	28.3	28.3	29.4	29.6	26.1
Neun Live (49%)	N/A	28.8	26.3	26.1	26.1	26.9	26.9	27.7	27.6	27.6

All HSN-U.S. metrics have been restated to include results from IDL in HSN-U.S. which had previously been included in HSN International & Other.

(a)
2000 and 2001 results include estimated units for Outlets and IDL.

(b)
Units do not include Liquidation and services.

(c)
In Q2 03, HSN realigned its product category hierarchy. Product Mix for 2000 assuming reclassification not available.

(d)
Not pro forma for disengagement of broadcast stations due to the sale of USA Broadcasting to Univision, which resulted in a net loss of 9.9 mm homes and 4.4 mm FTEs.

(e)
FTEs reflect a 50% weighting of DBS homes, in order to more accurately reflect the actual performance of these subs and adjust for the impact of their significant growth as a percentage of total HSN distribution.

IAC/InterActiveCorp
Ticketing
In millions

			2002					2003
	FYE 12/31/00	FYE 12/31/01	Q1	Q2	Q3	Q4	FYE 12/31	Q1	Q2	Q3	Q4	FYE 12/31
Number of tickets sold	83.0	86.8	23.9	24.3	22.8	24.1	95.1	27.1	24.1	23.8
Gross value of tickets sold	$3,256	$3,611	$997	$1,144	$1,041	$1,106	$4,288	$1,265	$1,199	$1,148

Personals (a) (in 000's)
Paid subscribers	156.9	382.2	527.7	604.2	653.2	724.8	724.8	766.6	857.5	909.9

(a)
The operating metrics include the impact of Soulmates and uDate as of the acquisition dates of April 12, 2002 and April 4, 2003 respectively.

The financial, statistical and other information contained herein is unaudited.

As filed with the Securities and Exchange Commission on November 5, 2003.

IAC/InterActiveCorp
Financial Services & Real Estate

		2002					2003
	FYE 12/31/01	Q1	Q2	Q3	Q4	FYE 12/31	Q1	Q2	Q3	Q4	FYE 12/31
Volume
Loan/Real Estate Requests transmitted:
Number (000s)	1,472.4	402.0	384.4	570.6	553.7	1,910.6	696.1	733.6	621.3
Volume of Requests (bn)	$127.9	$33.6	$37.7	$60.6	$57.2	$189.1	$72.6	$78.9	$56.1
Transactions closed in Quarter
Number (000s)	293.1	57.8	70.4	90.6	70.9	289.7	74.2	83.9	90.7
Volume of Transactions Closed (bn)	$12.6	$4.1	$4.6	$6.1	$8.1	$22.9	$8.6	$10.2	$10.6
Transmit Rate	49.6%	58.0%	59.5%	62.0%	63.5%	61.0%	64.7%	65.4%	63.6%
Static Pool Close Rate (a)	11.6%	11.4%	14.0%	16.1%	14.6%	14.2%	12.7%	14.2%	14.0%
Number of Lenders	145	163	178	189	197	197	206	212	223
Number of Realty Agencies	N/A	665	660	647	645	645	665	659	675
Note: The acquisition of LendingTree closed on August 8, 2002.

(a)
The static pool close rate includes loans and real estate transactions. Prior to 2003, the static pool close rate only included loan transactions. The static pool close rate for loans incorporates the average time lag between the submission of a loan request (a "QF") and the closure of a loan. It represents the closure rate of approved QFs from a static pool of requests submitted in the most recent quarter with a complete closure cycle. A static pool is considered to have a complete closure cycle after 120 days from the month in which a mortgage QF was submitted, 90 days after a home equity QF was submitted, 60 days after an auto or personal QF was submitted, and less than 30 days after a credit card QF was submitted. The static pool closing cycle for a real estate referral is 180 days from the month in which a real estate referral was submitted.

The financial, statistical and other information contained herein is unaudited.
As filed with the Securities and Exchange Commission on November 5, 2003.

QuickLinks

  Exhibit 99.2
IAC/InterActiveCorp Q3 2003 Earnings Supplemental Financial Information and Metrics As filed with the Securities and Exchange Commission on November 5, 2003
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